FIFTH AMENDMENT TO TERM LOAN AGREEMENT

     This Amendment, dated as of August 10, 2000 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Term Loan Agreement dated as of November 5, 1999, as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, as amended by a Second Amendment to Term Loan Agreement dated as of March 30, 2000, as amended by a Third Amendment to Term Loan Agreement dated as of April 24, 2000, and as further amended by a Consent, Waiver and Amendment dated as of June 19, 2000 (the "Credit Agreement") pursuant to which the Banks extended a term loan. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.   AMENDMENTS
     ----------

     1.     Amendment to Section 1.1. Section 1.1(a) is hereby amended by adding
            ------------------------
the following definition of "Required Lenders" to the definitions in the appropriate alphabetical order:

            "Required  Lenders"  means  the  Banks.
             -----------------

     2.     Amendment  to  Section 5.12. Section 5.12 of the Credit Agreement is
            ---------------------------
hereby  amended  and  restated  in  its  entirety  to  read  as  follows:

Minimum Consolidated Tangible Net Worth.  At any date, Consolidated Tangible Net
---------------------------------------
Worth will not be less than (i) $126,718,000 until September 29, 2000 and $196,718,000 on September 30, 2000 and thereafter plus on an annual basis (ii)
                                                    ----
beginning with the fiscal year beginning January 1, 1999, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth (i) all acquisition related charges of intangibles and any amounts that have been expended to repurchase shares of the Borrower's common stock, in each case, since August 8, 1997 and (ii) fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an amount not to exceed $24,000,000.

     3.     Amendment  to  Section 5.21. Section 5.21 of the Credit Agreement is
            ---------------------------
hereby  amended  and  restated  in  its  entirety  to  read  as  follows:

            Consolidated  Adjusted  Cash  Flow.  The  Borrower  will  cause
            --------------------------------
Consolidated Adjusted Cash  Flow  minus  Capital Expenditures to equal or exceed
                                  -----
the following amounts for the quarterly period ending on each of the following dates: (i) March 31, 2000, ($2,000,000), (ii) June 30, 2000, $10,000,000, and
(iii) September 30, 2000, $30,000,000, provided,  however  that for the purposes
                                       --------
of either (ii) or (iii) above only, such calculation shall exclude fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an aggregate amount not to exceed $24,000,000.

     4.     Amendment to Pricing Schedule. The Pricing Schedule shall be amended
            -----------------------------
and restated  as  per  the  attachment  hereto.

B.   REPRESENTATIONS  AND  WARRANTIES
     --------------------------------

     The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower and the Guarantors of this Amendment have been duly authorized by all necessary corporate action.

C.   EFFECTIVENESS;  CONDITIONS
     --------------------------

     This Amendment will become effective as of June 30, 2000 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the
Agent  in  form  and  substance  satisfactory  to  the  Agent,  the  following:

     1.     Execution  of  Counterparts  of  Amendment.  The  Agent  shall  have
            ------------------------------------------
received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors (other than Policy Management Systems Investments, Inc., whose executed counterpart shall not be required to be delivered to the Agent until August 15, 2000), the Banks and the Agent.

     2.     Amendment  Fee. The Borrower shall have paid an amendment fee to the
            --------------
Agent for the account of the consenting Banks equal to 0.10% of the aggregate outstanding Loans in accordance with their Pro Rata Share.

     3.     Other  Fees.  The  Borrower  shall  have  paid  to  the  Agent  all
            -----------
other  fees  due  and  payable  to  the  Agent  as  agreed  to  by the Borrower.

     4.     Other  Items.  The  Agent  shall have received such other documents,
            ------------
agreements  or  information  which  may  be  reasonably  requested by the Agent.


D.   MISCELLANEOUS
     -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


BORROWER:     POLICY  MANAGEMENT  SYSTEMS
               CORPORATION

              By:  /S/  Stephen  G.  Morrison
                   --------------------------
              Title:  Exec.  Vice  President  and  General  Counsel
                      ---------------------------------------------




GUARANTORS:
              MYND  CORPORATION  F/K/A  CYBERTEK
               CORPORATION
              MYND  INTERNATIONAL,  LTD.
              MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
              SOLUTIONS,  L.P.
                   By:  POLICY  MANAGEMENT
                   SYSTEMS  CORPORATION,  its  General
                   Partner
              MYND  CORPORATION  F/K/A  DORN
               TECHNOLOGY  GROUP,  INC.
              MYND  CORPORATION  F/K/A  THE
               LEVERAGE  GROUP,  INC.
              SOFTWARE  SERVICES  HOLDING,  INC.


              By:  /S/  Stephen  G.  Morrison
                -----------------------------
              Title:  Secretary____________________
                      ---------

              POLICY  MANAGEMENT  SYSTEMS
               INVESTMENTS,  INC.


              By:_/S/  Elizabeth  Powers_______
                  ----------------------
              Title:  ___President________________
                         ---------

BANKS:        BANK  OF  AMERICA,  N.A.


              By:/S/  Michael  J.  McKenney
                 --------------------------
              Title:   Managing  Director
                     --------------------



              WACHOVIA  BANK,  N.A.


              By:/S/  Donald  E.  Sellers,  Jr.
                 ------------------------------
              Title:  Senior  Vice  President
                     ------------------------



              FIRST  UNION  NATIONAL  BANK


              By:/S/  Franklin  M.  Wesssinger
                 -----------------------------
              Title:  Senior  Vice  President
                      -----------------------

                                PRICING SCHEDULE


     Each of "Base Rate Margin", "Euro-Dollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below:


Base  Rate  Margin:

     July  16,  2000  through  October  15,  2000         1.00%
     October  16,  2000  through  July  1,  2001          2.00%

Euro-Dollar  Margin:

     July  16,  2000  through  October  15,  2000         3.75%
     October  16,  2000  through  July  1,  2001          4.75%

Facility  Fee  Rate                                       0.50%